Segment information	3 Months Ended
Mar. 31, 2025
Operating Segments [Abstract]
Segment information	Segment informationThe Company reports segment information based on internal reports used by the chief operating decision maker (“CODM”) to make operating and resource allocation decisions and to assess performance. The CODM is the Chief Executive Officer. The CODM makes decisions and assesses performance of the Company on a consolidated basis such that the Company is a single reportable operating segment.
The following tables present details on revenues derived in the following geographical locations for the three months ended March 31, 2025 and 2024.

	Three months ended March 31,
	2025	2024
	$	$
North America
Canada	3,090	3,387
United States	40,660	35,743
Rest of World	13,546	12,273
	57,296	51,403